UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2005

AMEGY BANCORPORATION, INC.

(Exact name of registrant as specified in charter)

Texas	000-22007	76-0519693
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS	77027
(Address of Principal Executive Offices)	(Zip Code)

(713) 235-8800

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

Amegy Bancorporation, Inc. (the “Company”) is furnishing this amendment to its Current Report on Form 8-K, which was furnished on October 25, 2005, to add the following disclosure pursuant to Item 2.02.

On October 24, 2005, the Company issued a press release reporting its earnings results for the quarter ended September 30, 2005. The press release is attached as Exhibit 99.1 to the Current Report on Form 8-K furnished by the Company on October 25, 2005 and is incorporated herein by reference.

Item 9.01(c) Financial Statements and Exhibits.

99.1	Press Release issued by Amegy Bancorporation, Inc. on 10/24/05 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K furnished by Amegy Bancorporation, Inc. on October 25, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEGY BANCORPORATION, INC.

Dated: October 25, 2005	By:	/s/ P. Allan Port
P. Allan Port
Executive Vice President, General Counsel, and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Amegy Bancorporation, Inc. on 10/24/05 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K furnished by Amegy Bancorporation, Inc. on October 25, 2005)